Designed for Native American Investors
Who Seek Capital Appreciation

The Sycuan U.S. Value Fund

Utilizing a disciplined, time-tested approach known as value investing, Sycuan Capital Management, Inc. presents this Value Fund that uncovers companies whose shares are trading at a discount to their intrinsic value.

Ticker Symbol	Cusip
SYCUX	87124E107

Sycuan Funds

www.sycuanfunds.com

For More Information:

VaRene Martin

Principal Relationship Mgr

619.322.9285

varene@sycuanfunds.com

Investors should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other information about the Fund and is available upon request by calling 1-888-899-8344. Please obtain and carefully read the prospectus before investing.